UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 25, 2015

WORLD MEDIA & TECHNOLOGY CORP.

 (Exact Name of registrant as specified in its Charter)

Nevada	333-192156	46-1204713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave., Suite 1775 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(347) 717-4966

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

On March 25, 2015 World Media & Technology Corp. (the “Company”) issued 12,000,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock ”) to Mr. Fabio Galdi, the Company’s Chief Executive Officer, at $0.25 per share for an aggregate purchase price of $3,000,000 cash. This represents a 44% beneficial ownership interest in the Company held directly by Mr. Fabio Galdi.  The issuance of Common Stock was made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “ Securities Act ”), provided by Section 4(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2015

World Media & Technology Corp.

/s/ Fabio Galdi

______________________________

By:  Fabio Galdi

Title:   Chief Executive Officer and President (Principal Executive Officer)

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